Exhibit 10.3

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY

*****, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

STANDARD SUPPLIER AGREEMENT

BETWEEN

R. J. REYNOLDS TOBACCO COMPANY

AND

VORIDIAN COMPANY

A DIVISION EASTMAN CHEMICAL COMPANY

PURCHASING DEPARTMENT

AUGUST 1, 2003

VORIDIAN, A DIVISION OF EASTMAN CHEMICAL COMPANY

STAN 00010

i

R. J. REYNOLDS TOBACCO COMPANY STANDARD SUPPLIER AGREEMENT

VORIDIAN COMPANY, A DIVISION OF EASTMAN CHEMICAL

1.	Purpose

The purpose of this Agreement is to set forth the terms, conditions, and requirements of the Purchase Agreement between R. J. Reynolds Tobacco Company (hereinafter referred to as “RJRT” and Supplier for goods or services (hereinafter referred to as ‘Work’) described more specifically in an Appendix which shall be attached hereto and incorporated herein by this reference.

2.	Contract Documents

The Contract between RJRT and Supplier consists of this Agreement, any Addenda which are attached hereto and incorporated herein by this reference, RJRT’s Electronic Data Interchange (EDI) Master Agreement and EDI Transmissions, if applicable, and RJRT’s Purchase Order (hereafter referred to as the “Purchase Order”). These documents are hereinafter collectively referred to as the “Contract Documents”. If there are any inconsistencies or conflicts between the EDI Master Agreement conditions, the Purchase Order, and this Agreement, this Agreement shall govern. Provisions printed or otherwise contained in Supplier’s quotation, acknowledgment, shipping documents, or other instrument which are inconsistent with or in addition to the specifications of the Contract Documents shall be of no force or effect. The Contract Documents contain the entire agreement between RJRT and Supplier and can be modified only by a written instrument signed by both parties hereto. Wherever the term “Agreement” or “Contract” is used herein, it shall be deemed to include all Contract Documents. Wherever the terms “goods”, “services” or “Work” are used they shall be deemed to be interchangeable.

3.	Pricing Method

The pricing shall be as specified in an Appendix, which shall be attached hereto and incorporated herein by this reference.

4.	Invoices

Supplier shall submit invoices via Electronic Data Interchange (EDI) for Work performed at or delivered to the designated site of RJRT and, if approved in advance by RJRT, for goods suitably stored at some other location. Invoices shall be accompanied by sufficient documentation to support the payment request. RJRT shall make payment to the Supplier for all approved invoices received in accordance with the RJRT Individual Purchase Order.

5.	Force Majeure

If, because of any act of force majeure, either RJRT or Supplier is prevented from performing any of its obligations under this Agreement, and the party whose performance is affected by the act of force majeure gives the other party written notice of the existence of force majeure, then the obligations of both parties shall be suspended or reduced to the extent made necessary by the existence of the force majeure and the notifying party shall not be responsible for any resulting losses of any nature to the other party hereto. Any party notifying the other of the occurrence of an act of force majeure shall make all reasonable efforts to remove the cause of such force majeure and resume its performance hereunder with all reasonable dispatch. As used herein, force majeure means any act or cause not within the control of the party whose performance is interfered with and which by the exercise of reasonable diligence, said party is unable to prevent, including, but not limited to, acts of God, fire, flood, explosions, strikes or labor disputes over which the affected party has no control, sabotage, riots, civil commotion, acts of a civil or military authority or wars.

6.	Labor Disputes

In the event Supplier has knowledge that any actual or potential labor disputes could delay or threaten to delay the timely execution of the performance of this Agreement, the Supplier shall immediately provide written notice thereof, including all relevant information to RJRT’s Contract Administrator.

7.	Title and Risk

After RJRT has paid the Supplier for goods, whether at the premises of the Supplier or its suppliers, these shall be and remain the property of RJRT, free and clear of any liens, claims, security interest or encumbrances. None of the goods shall be acquired by the Supplier or its suppliers subject to an agreement pursuant to which the supplier of goods or components thereof shall retain an interest therein or encumbrance thereon or upon which the Supplier or any other person may impose an encumbrance or interest. Submission of an invoice is a representation and warranty that the goods covered by such invoice are free and clear of any liens, claims, security interest or encumbrances. Risk of loss or damage for all goods rests with the Supplier until delivery to RJRT. Buyer must promptly inspect the materials upon their delivery and must notify Eastman in writing of any claims within one year of their date of delivery.

8.	Indemnity and Insurance

Subject to the maximum liability limit as set out in amended Section 11, Supplier shall indemnify and hold harmless RJRT, its parent, affiliates, subsidiaries and their respective officers, directors, employees and agents from all claims, (whether direct, indirect or consequential), causes of action, suits and liabilities of every kind (including reasonable attorneys’ fees and expenses incurred in the investigation, defense or settlement of any claim or suit or for the payment of any judgment) for injuries to or death of any person, and all damages to and destruction of property by whomsoever owned, including loss of use thereof, resulting directly or indirectly, in whole or in part, to the extent arising from the negligent prosecution, or improper or defective work or obligation undertaken by Supplier, its subcontractors, suppliers and agents, or the omission of any work or obligation required of Supplier by this Agreement, however claims for defective goods shall be exclusively handled as a warranty claim as set out in amended Section 11. Supplier shall also indemnify and hold RJRT harmless from any claims, losses, damages or expenses to the extent arising from any action for infringement of patent rights in any goods or material furnished to RJRT hereunder, but supplier does not indemnify for infringement by reason of RJRT’s use of such goods in combination with other goods or in any process. The above indemnities are conditioned upon: 1) RJRT timely tendering any claim for indemnity; 2) RJRT tendering complete control of all aspects of the defense, including any decision to settle; 3) RJRT’s reasonable cooperation in the defense of any claim.

*****

9.	Compliance

In the performance of its obligation hereunder, Supplier agrees to comply with all applicable federal, state and local laws, statutes, ordinances and regulations pertaining to this Agreement.

10.	Warranty

The Supplier warrants to RJRT that all goods furnished under this Agreement will meet the specifications set forth herein. Any measures taken to remedy non-conformance of this Warranty will be at the Supplier’s sole cost and expense. Eastman makes no other warranties, express or implied, including those of merchantability or fitness for any particular purpose. Eastman’s maximum liability and Buyer’s remedies in the event of delivery of materials that fail to comply with the terms of this agreement, or for any other breach by Eastman under this agreement, is limited to an amount not to exceed $1,000,000. In no event shall either Eastman or RJRT be liable for any consequential or other incidental damages under this agreement whether or not caused by such party’s negligence.

11.	Governing Law

All questions and disputes relating to this Agreement shall be determined in accordance with the laws of the State of North Carolina.

12.	Relationship of the Parties

12.01. Nothing contained herein shall be construed to create a partnership or joint venture between the parties to this Agreement. Neither Supplier nor its agents or employees shall have any authority to bind RJRT contractually nor shall they, for any purpose, be deemed to be agents or employees of RJRT or be entitled to any benefits afforded by RJRT to its employees.

12.02. Supplier acknowledges that in performing the work hereunder it shall be and remain an independent contractor free of control and supervision by RJRT as to the means or manner of performing the Work. RJRT has contracted solely for the results of the Work.

13.	Employment Background Investigations

13.01. Contractor shall be responsible for conducting a background investigation of all Contractors employees and all sub-contractors employees working on RJRT’s premises hired after October 26, 2001. Such investigation shall include: Criminal record investigation. Investigation of local, state & federal records in all jurisdictions in which the employee has resided for a period of at least seven (7) years and a tracker report to verify social security number, previous address, prior employment, alias and education. Background investigations shall be conducted in accordance with all applicable laws.

13.01.01. Contractor shall exercise reasonable care and diligence to ensure that it does not assign employees to RJRT premises who, based on the results of their background investigation, are likely to present a threat to the safety or security of persons or property on RJRT premises.

13.01.02. Contractor shall maintain documentation evidencing that background investigations have been completed for employees assigned to RJRT premises. Contractor shall grant RJRT access to review such documentation upon request in order to determine compliance with the contractual provisions regarding background investigations as outlined above.

13.01.03. Contractor shall be responsible for all costs associated with the aforementioned background investigations.

14.	Separate Contracts

RJRT has the right to let other contracts in connection with the furnishing of the Work described herein.

15.	Assignment and Binding Effect

RJRT and Supplier each binds itself, its partners, successors, and assigns to the other party hereto and to the partners, successors, and assigns of such other party in respect to all covenants agreements and obligations contained in the Contract Documents. Neither party hereto shall assign these Contract Documents without the prior written consent of the other. Provided, however, RJRT reserves the right to assign these Contract Documents to any of its subsidiary, affiliated or parent companies without the written consent of Supplier but shall give notice to Supplier of such assignment.

16.	Time of the Essence

Supplier acknowledges that the Work to be provided hereunder is acutely critical to RJRT’s business and will have a significant impact on its profits, manufacturing capabilities, and its competitive position in the tobacco industry. Timely provision by the Supplier of all requested Work is mandatory. All completion or delivery dates must be strictly complied with and are of the essence of this Agreement.

17.	Proprietary Information

17.01. In order to enable Supplier to provide the Work requested under this Agreement, it may be necessary to give Supplier access to parts of RJRT’s offices or plants and/or to make available to Supplier, drawings, specifications, parts lists, and other types of information or data relating to RJRT’s business. All such information and data, whether oral, written, or observed while on RJRT’s premises are considered by RJRT to be Proprietary Information. The Supplier agrees that it will comply with the following conditions:

17.02. Supplier, its agents, employees, and subcontractors will treat as confidential all Proprietary Information which has been or may hereafter be made available to Supplier, directly or indirectly, by RJRT or any person, firm, or corporation acting on its behalf. Supplier will limit access to Proprietary Information to those of its employees having reasonable need for access. Supplier will not disclose any Proprietary Information to any third party without RJRT’s express prior written consent and Supplier will not use any Proprietary Information except for or on behalf of RJRT.

17.03. Nothing contained herein shall in any way restrict or impair Supplier’s right to use,

disclose, or otherwise deal with any information or data which:

17.03.01. At the time of disclosure to Supplier, is generally available to the public or thereafter becomes available to the public by publication or otherwise through no act of Supplier;

17.03.02. Supplier can demonstrate was in its possession prior to the time of disclosure and was not acquired directly or indirectly from RJRT or any person, firm, or corporation acting on its behalf;

17.03.03. Is independently made available as a matter of right to Supplier by a third party who is under no confidentiality obligation to RJRT.

17.03.04. Supplier can demonstrate that such data or information was developed independently by Supplier without the use of RJRT’s claimed information.

17.04. For the purposes of the provisions of paragraphs 18.03.01 and 18.03.02 above, Proprietary Information which is specific to RJRT’s tobacco product processing or manufacturing processes, process conditions or features, or to any combination of the foregoing shall not be deemed to be generally available to the public or in Supplier’s possession because it may be contained within broad disclosures, or derived from a combination of disclosures generally available to the public, or in Suppliers possession.

17.05. In the event that Supplier subcontracts any of its obligations under this Agreement, it shall require each subcontractor to sign an agreement, in form and substance, identical to this Section 18 prior to disclosing any Proprietary Information to such subcontractor.

17.06. Supplier will not, without RJRT’s prior written consent, make, or cause to be made known to any third party any correlation or identity which may exist between (a) Proprietary Information and, (b) any other information or data developed by Supplier or available to it from any other source.

17.07. Nothing herein shall be construed to grant any right or license to any of RJRT’s patents or trade secrets.

18.	Termination

18.01. Default—RJRT may terminate this Agreement or any part thereof by written notice (1) if Supplier fails to provide the Work as requested by RJRT in accordance with the

Contract Documents and does not commence to cure such failure within a period of ten (10) days after written notice thereof and proceed diligently with such cure or (2) if Supplier makes an assignment for the benefit of creditors, becomes insolvent, or subject to proceedings under any law relating to bankruptcy, insolvency, or the relief of debtors.

18.02. Convenience—Either party may terminate this Agreement for its convenience, in whole or in part, upon thirty (30) days’ prior written notice to the other party.

18.03. Counterfeiting Supplier has an anticounterfeiting policy and reserves the right to discontinue the sale of goods to a Buyer adjudicated of counterfeiting trademarked goods.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative, effective the date first written herein.

R. J. REYNOLDS TOBACCO COMPANY

BY:	/s/ H. Freeman Jr.
NAME: Harvey W. Freeman, Jr.
TITLE: VP, Supply Chain Management
DATE: 8/21/03

WITNESS: /s/ Crieta Douthet

THE VORIDIAN COMPANY

BY:	/s/ Richard L. Johnson
NAME: Richard L. Johnson
TITLE: Group Vice President , Fibers
DATE: 8/29/03

WITNESS: /s/ Larry Beth

Voridian Company	08/01/03
A Division of Eastman Chemical Company

APPENDIX A

as amended August 1, 2003

to the Supplier Agreement between Voridian Company, A Division Eastman Chemical and

R. J. Reynolds Tobacco Company

I.	SCOPE OF SERVICES

The Production Materials to be provided and Services to be rendered under this Specification shall include, but not be limited to the following:

A.	Procurement and Inventory Management

1.	Stock-Supplier agrees to provide or have the necessary arrangements in place to provide the items as specified per production schedule. The Supplier shall maintain a service level acceptable to RJRT’s Contract Manager on all items. The service level shall be mutually agreed upon between the Supplier’s Account Manager and RJRT’s Contract Manager.

2.	Substitutions - The Supplier is encouraged to offer cost effective substitution alternatives, of equal or better quality, as an ongoing feature of this Specification. However, Supplier is required to have prior written approval from RJRT’s Contract Manager before any or all substitutions are implemented. RJRT’s Contract Manager is responsible for the evaluation of any and all recommendations.

3.	Standardization - The Supplier and RJRT will meet on a regular basis to review proposed standardizations and substitutions. RJRT’s Contract Administrator is responsible for coordinating this meeting. *****

4.	Delivery - All delivery points will be mutually agreed upon between RJRT and Supplier and adjusted as necessary. The Supplier is responsible for ensuring all deliveries are clearly marked with RJRT’s purchase order number and delivery point. All deliveries must include accurate and complete packing slip information, such as RJRT’s purchase order number, item description, and RJRT’s Item Identification number.

5.	Material Returns - In the event items are delivered to RJRT in error or defective, shall not be required to pay Supplier any Compensation, including any freight and Supplier’s handling costs. RJRT may return to the Supplier the items following a return procedure agreeable to all parties.

6.	***** The Supplier shall on ***** develop ***** parties.

7.	Partial Shipments - Partial shipments are permitted; however, Supplier shall diligently seek ways to minimize the need for partial shipments. This will be accomplished through proper planning, mutual establishment of delivery cycles, and consolidation of order where possible. RJRT’s Contract Administrator and Supplier’s Account Manager will work toward identifying the root cause of partial shipments and track this process to insure continuous improvement.

1

8.	Canceled Orders - In the event an order is canceled, RJRT’s Contract Administrator and Supplier shall agree on a settlement.

9.	Order Entry - All orders shall be placed through the EDI system. In the event it is deemed necessary, the order may be placed by telephone or fax and confirmed by EDI.

10.	Quality - Materials must meet the quality and service requirements set forth in R. J. Reynolds Tobacco Company supplier cellulose acetate filter tow certification specifications and performance evaluation process. Failure to adhere to these requirements can result in loss of business or termination of contract agreement.

B.	System Requirements

EDI Capabilities - The Supplier agrees to the EDI capabilities necessary to meet all requirements set forth in this Specification. Those capabilities shall include as a minimum, but are not limited to:

a.	Purchase Orders

b.	Purchase Order Acknowledgments

c.	Change Orders

d.	Change Order Acknowledgments

e.	Advance Ship Notices

f.	Invoices

C.	Supplier’s Report

RJRT’s Contract Manager and Supplier’s Account Manager shall mutually agree in writing from time to time on the frequency and level of detail of the following report.

Minority/Women Owned - Supplier shall provide a quarterly report reporting on the names, locations, and classification dollar volumes of such transactions.

II.	AGREEMENT TERM

January 1, 2003 through *****

III.	VOLUME

During the agreement period, RJRT agrees to purchase ***** Cellulose Acetate Filter Tow ***** from Voridian Company – to include *****.

IV.	ALTERNATE MATERIAL

During the term of this agreement, RJRT may, at its sole discretion, decide to utilize a filter material medium other than cellulose acetate for its cigarette filters.

2

V.	PRICING METHOD

The Supplier and RJRT agree that the pricing methodology shall include, but not be limited to the following:

1.	Pricing

Suppliers pricing reflects ***** containing ESTRON Acetate Tow Prices for 2003. Prices are firm for contract period 1/1/2003 through 12/31/2003

Price List	FOB: Delivered Terms: *****

Material Group: Cellulose Acetate Filter Tow

Pricing Agreement — For The Calendar Year 2003

Estimated 2003 RJRT Volume: *****

Supplier: Voridian Company

Tow Item	Item 1.D.	2003 Price *****
*****	*****	$*****
*****	*****	$*****
*****	*****	$*****
*****	*****	$*****
*****	*****	$*****
*****	*****	$*****
*****	*****	$*****

2.	TAXES

All sales taxes will be paid by RJRT under RJRT’s sales Tax Exempt Certificate Number 20.

VI.	CONTACTS FOR NOTICES

As to R. J. Reynolds Tobacco Company:

R.J. Reynolds Tobacco Company

Purchasing Department

Winston Salem, North Carolina 27102

Attention: Ms. Crista W. Douthit

As to Supplier:

Voridian Company

P. O. Box 431

Kingsport, TN 37662-5081

Attention: Mr. John D. Lunsford

3

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative, effective the last date written hereafter.

R. J. REYNOLDS TOBACCO COMPANY

BY:	/s/ H. Freeman Jr.
NAME:	Harvey W. Freeman, Jr.
TITLE:	VP, Supply Chain Management
DATE:	8/21/03

WITNESS: /s/ Crieta Douthet

VORIDIAN COMPANY, INC.

BY:	/s/ Richard L. Johnson
NAME:	Richard L. Johnson
TITLE:	Group Vice President , Fibers
DATE:	8/29/03

WITNESS: /s/ Larry Beth

4

RJRT & Eastman Tow Contract Amendment

January 8, 2010

Amendment to APPENDIX A - CELLULOSE ACETATE FILTER TOW

As amended January 8 2010 to the Supplier Agreement (RJRT CLM Contract 4053) between Eastman Chemical Company and R.J. Reynolds Tobacco Company dated August 1, 2003.

This amendment incorporates adjustments to ***** effective January 1, 2010 *****. This amendment to Appendix A supersedes all previously executed Appendix A amendments.

I.	SCOPE OF SERVICES

The Production Materials to be provided and Services to be rendered under this Specification shall include, but not be limited to the following:

A.	Procurement and Inventory Management

1.	Stock-Supplier agrees to provide or have the necessary arrangements in place to provide the items as specified per production schedule. The Supplier shall maintain a service level acceptable to RJRT’s Contract Manager on all items. The service level shall be mutually agreed upon between the Supplier’s Account Manager and RJRT’s Contract Manager.

2.	Substitutions - The Supplier is encouraged to offer cost effective substitution alternatives, of equal or better quality, as an ongoing feature of this Specification. However, Supplier is required to have prior written approval from RJRT’s Contract Manager before any or all substitutions are implemented. RJRT’s Contract Manager is responsible for the evaluation of any and all recommendations.

3.	Standardization - The Supplier and RJRT will meet on a regular basis to review proposed standardizations and substitutions. RJRT’s Contract Administrator is responsible for coordinating this meeting. *****.

4.	Delivery - All delivery points will be mutually agreed upon between RJRT and Supplier and adjusted as necessary. The Supplier is responsible for ensuring all deliveries are clearly marked with RJRT’s purchase order number and delivery point. All deliveries must include accurate and complete packing slip information, such as RJRT’s purchase order number, item description, and RJRT’s Item Identification number.

5.	Material Returns - In the event items are delivered to RJRT in error or defective, RJRT shall not be required to pay Supplier for the invoiced amounts attributable to the erroneous or defective tow, including any freight and Supplier’s handling costs. RJRT shall return to the Supplier the defective or erroneous tow items following a return procedure agreeable to all parties.

1

6.	***** The Supplier and RJRT shall ***** develop ***** parties.

7.	Partial Shipments - Partial shipments are permitted in Supplier’s sole discretion in managing inventory. Partial shipments are permitted as requested by RJRT, however, RJRT shall bear all transportation expenses. Supplier is permitted at its discretion to fill a partial container with tow items of differing denier specifications from different RJRT orders. Supplier and RJRT shall diligently seek ways to minimize the need for partial shipments. This will be accomplished through proper planning, mutual establishment of delivery cycles, and consolidation of order where possible. RJRT’s Contract Administrator and Supplier’s Account Manager will work toward identifying the root cause of partial shipments and track this process to insure continuous improvement.

8.	Canceled Orders - In the event an order is canceled, RJRT’s Contract Administrator and Supplier shall agree on a settlement.

9.	Order Entry - All orders shall be placed through the EDI system. In the event it is deemed necessary, the order may be placed by telephone or fax and confirmed by EDI.

10.	Quality - Materials shall meet the initial quality, specification, and service requirements as mutually agreed between the Supplier and RJRT. Either party may propose changes subsequent to the initial mutual agreement of quality, specification, and service requirements, but any change will require mutual written agreement.

B.	System Requirements

EDI Capabilities - The Supplier agrees to the EDI capabilities necessary to meet all requirements set forth in this Specification. Those capabilities shall include as a minimum, but are not limited to:

(a)	Purchase Orders

(b)	Purchase Order Acknowledgments

(c)	Change Orders

(d)	Change Order Acknowledgments

(e)	Advance Ship Notices

(f)	Invoices

C.	Supplier’s Report

RJRT’s Contract Manager and Supplier’s Account Manager shall mutually agree in writing from time to time on the frequency and level of detail of the following report.

Minority/Women Owned - Supplier shall provide a quarterly report reporting on the names, locations, and classification dollar volumes of such transactions.

II.	AGREEMENT TERM

Original term of ***** through ***** is renewed for *****. The renewal is from ***** through *****.

2

III.	VOLUME

During the renewal term period, RJRT agrees to purchase ***** from Supplier *****

*****

IV.	PRICING METHOD

Eastman and RJRT agree that the pricing methodology shall include, but not be limited to the following:

1.	Pricing

*****

2010 prices are set out in the 2010 Price List named table. The 2010 prices are effective January 1, 2010.

Summary *****

*****

2.	*****

*****

3.	Other

Payment terms will be *****. If the ***** day falls on a weekend or holiday, Eastman will ***** when RJRT pays ***** business day.

*****

Below are the current cellulose acetate filter tow specifications and ***** price:

Price List                 Terms: *****

Material Group: Cellulose Acetate Filter Tow

Pricing Agreement — For The Calendar Year 2010

Supplier: Eastman Chemical Company

3

Tow Item	Item ID	2010 Price *****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

RJRT reserves the right to request modification to existing tow items, or new items provided *****.

4.	TAXES

All sales taxes will be paid by RJRT under RJRT’s sales Tax Exempt Certificate Number 20. Any VAT or other ***** taxes for ***** manufacturing rods in ***** on behalf of RJRT shall be paid by RJRT or the third party manufacturing filter rods on behalf of RJRT.

5.	*****

*****

V.	CONTACTS FOR NOTICES

As to R. J. Reynolds Tobacco Company:

R.J. Reynolds Tobacco Company

Purchasing Department

401 North Main Street

Winston Salem, North Carolina 27102

Attention: Mr. Yucel Yalvac

As to Supplier:

Eastman, a Division of Eastman Chemical Company

P.O. Box 431

Kingsport, TN 37662-5081

Attention: Mr. John Lunsford

4

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative, effective the last date written hereafter.

R. J. REYNOLDS TOBACCO COMPANY

BY:	/s/ Daan Delen
NAME:	Daan Delen
TITLE:	Chairman, President & CEO
DATE:

WITNESS:

EASTMAN CHEMICAL CO.

BY:	/s/ Richard L. Johnson
NAME:	Richard L. Johnson
TITLE:	SR. Vice President Fibers, & Global Supply Chain
DATE:	3/29/10

WITNESS:

5

Amendment #

Date: June 1, 2010

Addendum for CLM Contract No. 4681 – 8.01

This Addendum update is made as of the 1st day of June, 2010 and is executed pursuant to and in accordance with the previously executed Contract Number 4681 between R. J. REYNOLDS TOBACCO COMPANY and EASTMAN CHEMICAL COMPANY dated July 10, 2007. The provisions thereof are incorporated herein for the purpose of ***** for the life of the contract that ends *****. The ***** is amended to *****.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative, effective the last date written hereafter.

R.J. REYNOLDS TOBACCO

Name: Craig Demarest
Title: Sr. Director Procurement
By:	/s/ Craig Demarest
Date: 5/27/11

EASTMAN CHEMICAL COMPANY

Name: Jennifer Stewart
Title: Fibers Business Unit Director
By:	/s/ Jennifer Stewart
Date: 5/16/11

Amendment # RAI000050-2012

Date: January 1, 2012

Addendum for Contract No. RAI000214-DEC2010

For sake of clarity, the contract for calendar year 2012 constitutes the following documents: 1) Standard Supplier Agreement between R. J. Reynolds Tobacco Company (RJRT) and Voridian Company A Division of Eastman Chemical Company dated August 1, 2003 (Document Number: RJRT Contract CLM 4053); and 2) Amendment to APPENDIX A – CELLULOSE ACETATE FILTER TOW as amended January 8, 2010 (RJRT Contract ADM 7564); and this amendment dated January 1, 2012 (RAI000050-2012) partially amending APPENDIX A above (RJRT Contract ADM 7564). *****.

Section IV.3 Other of Appendix A dated January 8, 2010 (RJRT Contract AMD 7564) is hereby amended to replace entirely the price list for 2012 calendar year purchases *****.

Material	Description	2012 Price	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
*****	*****	$ *****	*****	*****
		TOTAL	*****	*****

*****

This amendment (RAI000050-2012) amends the January 8, 2010 Appendix A by replacing entirely the price list of Section IV.3 *****.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative, effective the last date written hereafter.

R. J. REYNOLDS TOBACCO COMPANY

Name: Andrew D. Gilchrist
Title: President and Chief Commercial Officer
By:	/s/ Andrew D Gilchrist
Date: 1-20-12

EASTMAN CHEMICAL COMPANY

Name: Linda Hensley
Title: Vice President and General Manager, Fibers
By:	/s/ LH Hensley
Date: 30 Jan 2012

Amendment #RAI000189-FEB2012.

Date: January 1, 2012

Addendum for Contract No. RAI000214-DEC2010

For sake of clarity, the contract for calendar year 2012 constitutes the following documents: 1) Standard Supplier Agreement between R. J. Reynolds Tobacco Company and Voridian Company A Division of Eastman Chemical Company dated August 1, 2003 (Document Number: RJRT Contract CLM 4053); and 2) Amendment to APPENDIX A – CELLULOSE ACETATE FILTER TOW as amended January 8, 2010 (RJRT Contract ADM 7564); amendment to APPENDIX A dated January 1, 2012 (RAI000050-2012); and this amendment dated March 1, 2012 (# RAI000189- FEB2012) partially amending APPENDIX A above (RJRT Contract ADM 7564). *****.

Section VI. OTHER is hereby added to Appendix A:

VII. In performing this agreement and in manufacturing and using the Cellulose Acetate Filter Tow (Product), both parties shall comply with applicable laws and regulations, which may include without limitations United States of America regulation of tobacco products by the US FDA pursuant to 111 P.L. 31; 123 Stat. 1776; 2009 Enacted H.R. 1256; 111 Enacted H.R. 1256 (the so-called “Family Smoking Prevention and Tobacco Control Act”) and regulations promulgated thereunder. Supplier shall cooperate to provide information about Product as may allow RJRT to comply with RJRT’s regulatory obligations associated with the manufacture of Tobacco Products (as that term it defined in the “Family Smoking Prevention and Tobacco Control Act”).

VIII. Eastman agrees to continue the Eastman Know Your Customer (KYC) Initiative with the goal that Eastman intends to act lawfully to supply legitimate customers with their legitimate needs and to lawfully minimize the potential for Eastman products to be diverted into illegal or counterfeit tobacco products. Eastman shall provide an annual update regarding the Eastman KYC Initiative.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative, effective the last date written hereafter.

R. J. REYNOLDS TOBACCO COMPANY

Name: Susan Wynn
Title: Sr. Buyer.
By:	/s/ Susan B. Wynn
Date: May 17, 2012

EASTMAN CHEMICAL COMPANY

Name: Jennifer L. Stewart
Title: Business Unit Director
By:	/s/ Jennifer L. Stewart
Date: May 1, 2012